EXECUTION VERSION

AMENDMENT NO. 1 TO TERM LOAN CREDIT AGREEMENT
AMENDMENT NO. 1 dated as of March 5, 2015 (this “Amendment”) to TERM LOAN CREDIT AGREEMENT dated as of December 19, 2014 (the “Term Loan Credit Agreement”), among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the “Borrower”), the LENDERS from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent.
W I T N E S S E T H :
In accordance with the second to last full paragraph of Section 10.01 of the Term Loan Credit Agreement, the Administrative Agent and the Borrower hereby agree as follows:
Section 1 Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Term Loan Credit Agreement has the meaning assigned to such term in the Term Loan Credit Agreement.
Section 2Amendments. Each of the parties hereto agrees that, effective on the First Amendment Effective Date, the Term Loan Credit Agreement shall be amended as follows:
(a)The phrase “unless rescinded pursuant to clause (b) below” in Section 2.05(a) of the Term Loan Credit Agreement shall be replaced with the phrase “unless rescinded pursuant to the last sentence of this Section 2.05(a)”.
(a)    The proviso in Section 10.06(b)(ii)(A) of the Term Loan Credit Agreement is hereby amended by adding the phrase “on or prior to the Covance Closing Date” following the phrase “no such assignment to an Affiliate of a Lender or an Approved Fund”.
Section 3     Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) that is ten Business Days after the Administrative Agent has provided written notice of this Amendment to the Lenders; provided that the Administrative Agent shall not have received a written objection to this Amendment from the Required Lenders prior to such date.
Section 4    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflicts of law principles thereto and to the extent that such principles would direct a matter to another jurisdiction.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation
By:	/s/ Glenn A. Eisenberg
Name: Glenn A. Eisenberg
Title: Executive Vice President, Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 1

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 1